AMENDMENT NO. 5 TO

                      MANAGEMENT AGREEMENT (INVESTOR CLASS)


         THIS AMENDMENT NO. 5 TO MANAGEMENT AGREEMENT (INVESTOR CLASS) is made as of the 31st day of December, 2002, by and between each of the registered investment companies that have executed this Amendment below (the "Companies") and American Century Investment Management, Inc., a Delaware corporation (the "Investment Manager"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Management Agreement (defined below).

         WHEREAS, the Companies are parties to a certain Management Agreement (Investor Class) dated August 1, 1997, amended March 1, 1998, June 1, 1998, September 16, 2000, August 1, 2001, December 3, 2001 and July 1, 2002 (the "Agreement"); and

         WHEREAS, the Board of Directors of American Century Variable Portfolios II, Inc. ("ACVP II") have determined that it is in the best interests of ACVP II to add a new Series titled VP Inflation Protection Fund; and

         WHEREAS, the parties desire to amend the Agreement to add the new series.

         NOW, THEREFORE, IN CONSIDERATION of the mutual promises and agreements herein contained, the parties agree as follows:


                  1. Exhibits A, B, C and D to the Agreement are hereby amended by deleting the text thereof in their entirety and inserting in lieu therefor the Exhibits A, B, C and D attached hereto.

                  2. After the date hereof, all references to the Agreement shall be deemed to mean the Agreement as amended by this Amendment No. 5.

                  3. In the event of a conflict between the terms of this Amendment and the Agreement, it is the intention of the parties that the terms of this Amendment shall control and the Agreement shall be interpreted on that basis. To the extent the provisions of the Agreement have not been amended by this Amendment, the parties hereby confirm and ratify the Agreement.

                  4. Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants and conditions of the Agreement shall remain unamended and shall continue to be in full force and effect.

         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective duly authorized officers as of the day and year first above written.


                                   AMERICAN CENTURY CALIFORNIA TAX-FREE AND
                                   MUNICIPAL FUNDS
                                   AMERICAN CENTURY GOVERNMENT INCOME TRUST
                                   AMERICAN CENTURY INTERNATIONAL BOND FUNDS
                                   AMERICAN CENTURY INVESTMENT TRUST
                                   AMERICAN CENTURY MUNICIPAL TRUST
                                   AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
                                   AMERICAN CENTURY TARGET MATURITIES TRUST
                                   AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.



                                    By:  ______________________________
                                    Name:  Charles A. Etherington
                                    Title: Vice President of each



                                    Attest:  ______________________________
                                    Name: Janet A. Nash
                                    Title:  Assistant Secretary of each


                                    AMERICAN CENTURY INVESTMENT
                                    MANAGEMENT, INC.



                                    By:  ______________________________
                                    Name: David C. Tucker
                                    Title:    Senior Vice President



                                    Attest:  ______________________________
                                    Name: Janet A. Nash
                                    Title:   Assistant Secretary

                                         Exhibit A

             Registered Investment Companies Subject to Management Agreement

Registered Investment Company and Funds                                 Date

American Century California Tax-Free and Municipal Funds
         California High-Yield Municipal Fund                     August 1, 1997
         California Intermediate-Term Tax-Free Fund               August 1, 1997
         California Limited-Term Tax-Free Fund                    August 1, 1997
         California Long-Term Tax-Free Fund                       August 1, 1997
         California Tax-Free Money Market Fund                    August 1, 1997

American Century Government Income Trust
         Capital Preservation Fund                                August 1, 1997
         Ginnie Mae Fund (formerly GNMA Fund)                     August 1, 1997
         Government Agency Money Market Fund                      August 1, 1997
         Inflation-Adjusted Bond Fund (formerly Inflation-
         Adjusted Treasury Fund)                                  August 1, 1997
         Government Bond Fund (formerly Long-Term Treasury Fund)  August 1, 1997
         Short-Term Government Fund                               August 1, 1997

American Century International Bond Funds
         International Bond Fund                                  August 1, 1997

American Century Investment Trust
         Prime Money Market Fund                                  August 1, 1997
         Diversified Bond Fund                                    August 1, 2001
         Premium Money Market Fund                                August 1, 2001
         High-Yield Fund                                            July 1, 2002

American Century Municipal Trust
         Arizona Municipal Bond Fund (formerly Arizona            August 1, 1997
         Intermediate-Term Municipal Fund)
         Florida Municipal Bond Fund (formerly Florida            August 1, 1997
         Intermediate-Term Municipal Fund)
         Florida Municipal Money Market Fund                      August 1, 1997
         Tax-Free Bond Fund (formerly Intermediate-Term Tax-Free
         Fund)                                                    August 1, 1997
         High-Yield Municipal Fund                                March 31, 1998
         Tax-Free Money Market Fund                               August 1, 1997

Registered Investment Company and Funds                              Date

American Century Quantitative Equity Funds
         Equity Growth Fund                                       August 1, 1997
         Global Gold Fund                                         August 1, 1997
         Global Natural Resources Fund                            August 1, 1997
         Income & Growth Fund                                     August 1, 1997
         Small Cap Quantitative Fund                                July 1, 1998
         Utilities Fund                                           August 1, 1997

American Century Target Maturities Trust
         Target 2005 Fund                                         August 1, 1997
         Target 2010 Fund                                         August 1, 1997
         Target 2015 Fund                                         August 1, 1997
         Target 2020 Fund                                         August 1, 1997
         Target 2025 Fund                                         August 1, 1997
         Target 2030 Fund                                     September 16, 2000

American Century Variable Portfolios II, Inc.
         VP Prime Money Market Fund                           September 16, 2000
         VP Inflation Protection Fund                          December 31, 2002


Dated:  December 31, 2002

                                        Exhibit B

                                    Series Investment Categories

Investment Category                 Series

Money Market Funds                  California Tax-Free Money Market Fund
                                    Capital Preservation Fund
                                    Florida Municipal Money Market Fund
                                    Government Agency Money Market Fund
                                    Prime Money Market Fund
                                    Tax-Free Money Market Fund
                                    VP Prime Money Market Fund
                                    Premium Money Market Fund

Bond Funds                          Arizona Municipal Bond Fund (formerly
                                    Arizona Intermediate-Term Municipal Fund)
                                    California High-Yield Municipal Fund
                                    California Intermediate-Term Tax-Free Fund
                                    California Limited-Term Tax-Free Fund
                                    California Long-Term Tax-Free Fund
                                    Diversified Bond Fund Florida Municipal Bond
                                    Fund (formerly Florida Intermediate-Term
                                    Municipal Fund) Ginnie Mae Fund (formerly
                                    GNMA Fund) Government Bond Fund (formerly
                                    Long-Term Treasury Fund) High-Yield
                                    Municipal Fund High-Yield Fund
                                    Inflation-Adjusted Bond Fund (formerly
                                    Inflation-Adjusted Treasury Fund)
                                    International Bond Fund Short-Term
                                    Government Fund Target 2005 Fund Target 2010
                                    Fund Target 2015 Fund Target 2020 Fund
                                    Target 2025 Fund Target 2030 Fund Tax-Free
                                    Bond Fund (formerly Intermediate-Term
                                    Tax-Free Fund) VP Inflation Protection Fund

Investment Category                 Series

Equity Funds                        Equity Growth Fund
                                    Global Gold Fund
                                    Global Natural Resources Fund
                                    Income & Growth Fund
                                    Small Cap Quantitative Fund
                                    Utilities Fund


Dated:  December 31, 2002

                                                Exhibit C

                          Investment Category Fee Schedules: Money Market Funds

                                           Schedule 1 Funds:
                                       Capital Preservation Fund
                                  Government Agency Money Market Fund

                           Category Assets                    Fee Rate
                           ---------------                    --------
                           First $1 billion                   0.2500%
                           Next $1 billion                    0.2070%
                           Next $3 billion                    0.1660%
                           Next $5 billion                    0.1490%
                           Next $15 billion                   0.1380%
                           Next $25 billion                   0.1375%
                           Thereafter                         0.1370%


                                            Schedule 2 Funds:
                                 California Tax-Free Money Market Fund
                                  Florida Municipal Money Market Fund
                                      Tax-Free Money Market Fund

                           Category Assets                    Fee Rate
                           ---------------                    --------
                           First $1 billion                   0.2700%
                           Next $1 billion                    0.2270%
                           Next $3 billion                    0.1860%
                           Next $5 billion                    0.1690%
                           Next $15 billion                   0.1580%
                           Next $25 billion                   0.1575%
                           Thereafter                         0.1570%


                                            Schedule 3 Funds:
                                         Prime Money Market Fund
                                        VP Prime Money Market Fund

                           Category Assets                    Fee Rate
                           ---------------                    --------
                           First $1 billion                   0.3700%
                           Next $1 billion                    0.3270%
                           Next $3 billion                    0.2860%
                           Next $5 billion                    0.2690%
                           Next $15 billion                   0.2580%
                           Next $25 billion                   0.2575%
                           Thereafter                         0.2570%


                                            Schedule 4 Funds:
                                         Premium Money Market Fund

                           Category Assets                    Fee Rate
                           ---------------                    --------
                           First $1 billion                   0.2300%
                           Next $1 billion                    0.1870%
                           Next $3 billion                    0.1460%
                           Next $5 billion                    0.1290%
                           Next $15 billion                   0.1180%
                           Next $25 billion                   0.1175%
                           Thereafter                         0.1170%


                         Investment Category Fee Schedules: Bond Funds

                                            Schedule 1 Funds:
                        Government Bond Fund (formerly Long-Term Treasury Fund)
                                    California Limited-Term Tax-Free Fund
                                 California Intermediate-Term Tax-Free Fund
                                      California Long-Term Tax-Free Fund
                        Arizona Municipal Bond Fund (formerly Arizona
                                            Intermediate-Term Municipal Fund)
                            Florida Municipal Bond Fund (formerly Florida
                                            Intermediate-Term Municipal Fund)
                                     Tax-Free Bond Fund (formerly
                                            Intermediate-Term Tax-Free Fund)
                                  Inflation-Adjusted Bond Fund (formerly
                                            Inflation-Adjusted Treasury Fund)
                                     VP Inflation Protection Fund

                           Category Assets                    Fee Rate
                           ---------------                    --------
                           First $1 billion                   0.2800%
                           Next $1 billion                    0.2280%
                           Next $3 billion                    0.1980%
                           Next $5 billion                    0.1780%
                           Next $15 billion                   0.1650%
                           Next $25 billion                   0.1630%
                           Thereafter                         0.1625%

                         Investment Category Fee Schedules: Bond Funds
                                 (continued)

                                        Schedule 2 Funds:
                             California High-Yield Municipal Fund

                           Category Assets                    Fee Rate
                           ---------------                    --------
                           First $1 billion                   0.3100%
                           Next $1 billion                    0.2580%
                           Next $3 billion                    0.2280%
                           Next $5 billion                    0.2080%
                           Next $15 billion                   0.1950%
                           Next $25 billion                   0.1930%
                           Thereafter                         0.1925%


                                        Schedule 3 Funds:
                                Ginnie Mae Fund (formerly GNMA Fund)
                                     Short-Term Government Fund
                                         Target 2005 Fund
                                         Target 2010 Fund
                                         Target 2015 Fund
                                         Target 2020 Fund
                                         Target 2025 Fund
                                         Target 2030 Fund

                           Category Assets                    Fee Rate
                           ---------------                    --------
                           First $1 billion                   0.3600%
                           Next $1 billion                    0.3080%
                           Next $3 billion                    0.2780%
                           Next $5 billion                    0.2580%
                           Next $15 billion                   0.2450%
                           Next $25 billion                   0.2430%
                           Thereafter                         0.2425%

                                        Schedule 4 Funds:
                                   International Bond Fund

                           Category Assets                    Fee Rate
                           ---------------                    --------
                           First $1 billion                   0.6100%
                           Next $1 billion                    0.5580%
                           Next $3 billion                    0.5280%
                           Next $5 billion                    0.5080%
                           Next $15 billion                   0.4950%
                           Next $25 billion                   0.4930%
                           Thereafter                         0.4925%


                                        Schedule 5 Funds:
                                   High-Yield Municipal Fund
                                     Diversified Bond Fund

                           Category Assets                    Fee Rate
                           ---------------                    --------
                           First $1 billion                   0.4100%
                           Next $1 billion                    0.3580%
                           Next $3 billion                    0.3280%
                           Next $5 billion                    0.3080%
                           Next $15 billion                   0.2950%
                           Next $25 billion                   0.2930%
                           Thereafter                         0.2925%

                                        Schedule 6 Funds:
                                         High-Yield Fund

                           Category Assets                    Fee Rate
                           ---------------                    --------
                           First $1 billion                   0.6600%
                           Next $1 billion                    0.6080%
                           Next $3 billion                    0.5780%
                           Next $5 billion                    0.5580%
                           Next $15 billion                   0.5450%
                           Next $25 billion                   0.5430%
                           Thereafter                         0.5425%

                        Investment Category Fee Schedules: Equity Funds

                                        Schedule 1 Funds:
                                       Equity Growth Fund
                                        Global Gold Fund
                                  Global Natural Resources Fund
                                      Income & Growth Fund
                                        Utilities Fund

                           Category Assets                    Fee Rate
                           ---------------                    --------
                           First $1 billion                   0.5200%
                           Next $5 billion                    0.4600%
                           Next $15 billion                   0.4160%
                           Next $25 billion                   0.3690%
                           Next $50 billion                   0.3420%
                           Next $150 billion                  0.3390%
                           Thereafter                         0.3380%

                                        Schedule 2 Funds:
                                    Small Cap Quantitative Fund

                           Category Assets                    Fee Rate
                           ---------------                    --------
                           First $1 billion                   0.7200%
                           Next $5 billion                    0.6600%
                           Next $15 billion                   0.6160%
                           Next $25 billion                   0.5690%
                           Next $50 billion                   0.5420%
                           Next $150 billion                  0.5390%
                           Thereafter                         0.5380%


Dated:  December 31, 2002

                                             Exhibit D

                                     Complex Fee Schedule

                           Complex Assets                     Fee Rate
                           --------------                     --------
                           First $2.5 billion                 0.3100%
                           Next $7.5 billion                  0.3000%
                           Next $15.0 billion                 0.2985%
                           Next $25.0 billion                 0.2970%
                           Next $50.0 billion                 0.2960%
                           Next $100.0 billion                0.2950%
                           Next $100.0 billion                0.2940%
                           Next $200.0 billion                0.2930%
                           Next $250.0 billion                0.2920%
                           Next $500.0 billion                0.2910%
                           Thereafter                         0.2900%


Dated:  December 31, 2002